UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2013

The J. M. Smucker Company

(Exact name of registrant as specified in charter)

Ohio	001-05111	34-0538550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane Orrville, Ohio	44667-0280
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The J. M. Smucker Company (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) on August 14, 2013, in Wooster, Ohio, pursuant to the Notice of the 2013 Annual Meeting of Shareholders and the Proxy Statement sent on or about July 2, 2013 to all shareholders of record at the close of business on June 17, 2013. At the Meeting, 92,976,964 shares were represented in person or by proxy, which constituted a quorum. The final results for each of the matters submitted to a vote of the shareholders at the Meeting are set forth below.

1.	The shareholders elected the following four Directors to each serve a three-year term expiring at the 2016 Annual Meeting of Shareholders. The votes on this proposal were as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Kathryn W. Dindo	74,981,804	6,270,776	249,700	11,474,684
Robert B. Heisler, Jr.	80,463,939	773,116	265,225	11,474,684
Richard K. Smucker	77,325,070	3,962,754	214,456	11,474,684
Paul Smucker Wagstaff	68,152,629	13,097,682	251,969	11,474,684

2.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2014. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
89,951,951	2,724,287	300,726	0

3.	The shareholders approved, on an advisory basis, the Company’s executive compensation, as disclosed in the Company’s Proxy Statement. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
78,609,481	2,168,077	724,722	11,474,684

4.	Giving effect to the ten-votes-per-share provisions of the Company’s Amended Articles of Incorporation (the “Articles”), the shareholders approved the proposal to adopt an amendment to the Articles to increase the number of common shares authorized to be issued from 150,000,000 common shares to 300,000,000 common shares. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
176,617,282	58,782,269	1,380,898	0

5.	Giving effect to the ten-votes-per-share provisions of the Articles, the shareholders approved the proposal to adopt an amendment to the Amended Regulations of the Company to require the annual election of all Directors. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
219,225,267	4,908,260	1,172,238	11,474,684

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen Title: Vice President, General Counsel and Corporate Secretary

Date: August 19, 2013